UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 22, 2017

EQUINIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-31293	77-0487526
(Commission File Number)	(I.R.S. Employer Identification No.)

One Lagoon Drive, Redwood City, California 94065

(Address of Principal Executive Offices) (Zip Code)

(650) 598-6000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Issuance of 5.375% Senior Notes due 2027

On March 22, 2017, Equinix, Inc. (“Equinix”) issued and sold $1,250,000,000 aggregate principal amount of its 5.375% Senior Notes due 2027 (the “Notes”), pursuant to an underwriting agreement dated March 8, 2017 among Equinix and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule II thereto. The Notes were issued pursuant to an indenture dated November 20, 2014 (the “Base Indenture”) between Equinix and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Fourth Supplemental Indenture dated March 22, 2017 (the “Fourth Supplemental Indenture”, and, together with the Base Indenture, the “Indenture”).

The Notes were offered pursuant to Equinix’s Registration Statement on Form S-3 (No. 333-200294) (the “Registration Statement”), which became effective upon filing with the Securities and Exchange Commission on November 17, 2014, including the prospectus contained therein dated November 17, 2014, a preliminary prospectus supplement dated March 7, 2017 and a final prospectus supplement dated March 8, 2017.

The Notes will bear interest at the rate of 5.375% per annum and will mature on May 15, 2027. Interest on the Notes is payable in cash on May 15 and November 15 of each year, beginning on May 15, 2017.

Equinix intends to use the net proceeds from the sale of the Notes, together with the proceeds from its sale on March 14, 2017 of its common stock and existing term B-2 loan borrowings, to finance the previously announced proposed acquisition of the colocation services business of Verizon Communications Inc. at 24 data center sites in the United States, Brazil and Colombia (the “Acquisition”) and related transaction fees and expenses and for general corporate purposes. If for any reason the Acquisition is not completed on or prior to December 6, 2017, or if, prior to such date, the transaction agreement relating to the Acquisition is terminated, then in either case Equinix will be required to redeem the Notes at par.

Equinix may redeem all or a part of the Notes on or after May 15, 2022 on any one or more occasions, at the redemption prices set forth in the Indenture, plus, in each case, accrued and unpaid interest thereon, if any, to, but not including, the applicable redemption date. In addition, at any time prior to May 15, 2020, Equinix may on any one or more occasions redeem up to 35% of the aggregate principal amount of the Notes outstanding under the Indenture with the net cash proceeds of one or more equity offerings. At any time prior to May 15, 2022, Equinix may also redeem all or a part of the Notes at a redemption price equal to 100% of the principal amount of the Notes redeemed plus a “make-whole” premium as of, and accrued and unpaid interest, if any, to, but not including, the date of redemption.

Upon a change of control, as defined in the Indenture, Equinix will be required to make an offer to purchase the Notes at a purchase price equal to 101% of the principal amount of the Notes on the date of purchase, plus accrued interest, if any, to, but excluding, the date of purchase.

The Notes are Equinix’s general unsecured senior obligations and rank equally with Equinix’s other unsecured senior indebtedness. The Notes effectively rank junior to Equinix’s secured indebtedness to the extent of the collateral securing such indebtedness and to all liabilities of Equinix’s subsidiaries. The Notes are not guaranteed by Equinix’s subsidiaries, through which Equinix currently conducts substantially all of its operations.

The Indenture contains several restrictive covenants including, but not limited to, limitations on the following: (i) the incurrence of additional indebtedness; (ii) restricted payments; (iii) dividend and other payments restrictions affecting restricted subsidiaries; (iv) the issuance of preferred stock by domestic subsidiaries; (v) liens; (vi) asset sales and mergers and consolidations; (vii) transactions with affiliates; and (viii) future subsidiary guarantees, subject, in each case, to certain exceptions.

The Indenture contains customary terms that upon certain events of default occurring and continuing, either the trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding may declare the principal of the Notes and any accrued and unpaid interest through the date of such declaration immediately due and payable. In the case of certain events of bankruptcy or insolvency relating to Equinix, the principal amount of the Notes together with any accrued and unpaid interest through the occurrence of such event shall automatically become and be immediately due and payable.

The above descriptions of the Indenture and the Notes are qualified in their entirety by reference to the Base Indenture and the Fourth Supplemental Indenture (including the form of the Notes included therein). A copy of the Base Indenture, the Fourth Supplemental Indenture and the form of the Notes are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K.

A copy of the opinion of Davis Polk & Wardwell LLP relating to the validity of the Notes is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of November 20, 2014, between Equinix, Inc. and U.S. Bank National Association, as trustee, filed as Exhibit 4.1 to Equinix’s Current Report on Form 8-K filed November 20, 2014

4.2*	Fourth Supplemental Indenture, dated as of March 22, 2017, between Equinix, Inc. and U.S. Bank National Association, as trustee

4.3*	Form of 5.375% Senior Notes due 2027 (included in Exhibit 4.2)

5.1*	Opinion of Davis Polk & Wardwell LLP

23.1*	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

*	Filed herein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

By:	/s/ Keith D. Taylor
Name:	Keith D. Taylor
Title:	Chief Financial Officer

Date: March 22, 2017

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of November 20, 2014, between Equinix, Inc. and U.S. Bank National Association, as trustee, filed as Exhibit 4.1 to Equinix’s Current Report on Form 8-K filed November 20, 2014

4.2*	Fourth Supplemental Indenture, dated as of March 22, 2017, between Equinix, Inc. and U.S. Bank National Association, as trustee

4.3*	Form of 5.375% Senior Notes due 2027 (included in Exhibit 4.2)

5.1*	Opinion of Davis Polk & Wardwell LLP

23.1*	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

*	Filed herein